SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of report:                    JULY 19, 1996
                        --------------------------------------------------------

                               SUNBEAM CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             1-52                                        25-1638266
- ---------------------------------           ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


2100 NEW RIVER CENTER, 200 EAST LAS OLAS BLVD., FORT LAUDERDALE, FLORIDA  33301
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (954) 767-2100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)






                       Exhibit Index is located on page 4

Item 5.  Other Events.

         The Company issued a press release yesterday afternoon regarding the appointment of Albert J. Dunlap as Chairman and Chief Executive Officer of the Company. The information contained in such press release, a copy of which is attached hereto as Exhibit 99, is incorporated herein by reference.


Item 7.  Financial Statement and Exhibits.

         (c) Exhibits

         Exhibit 99 - Press Release dated July 18, 1996.

                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SUNBEAM CORPORATION


Date:  July 19, 1996

                                 \S\DAVID C. FANNIN
                                 -----------------------------------------
                                 David C. Fannin, Executive Vice President and General Counsel

                                  EXHIBIT INDEX



NUMBER                DESCRIPTION                                   PAGE NUMBER

99                    Press Release dated July 18, 1996                 5

FOR IMMEDIATE RELEASE


             AL DUNLAP NAMED CHAIRMAN AND CEO OF SUNBEAM CORPORATION

         Fort Lauderdale, FL, (July 18, 1996) -- Sunbeam Corporation (NYSE:SOC) announced today that Albert J. Dunlap, former Chairman of Scott Paper Company, has been named Chairman and Chief Executive Officer of Sunbeam effective immediately.

         Peter A. Langerman, Chairman of Sunbeam's Executive Committee, said, "We are confident that, given his proven track record, Sunbeam will improve its performance and create additional value for all shareholders."

         Mr. Dunlap said, "I appreciate the vote of confidence by the Board of Directors and welcome the opportunity to help make Sunbeam an even greater company than it is today. As a leader in many of its primary product categories, Sunbeam gives me a solid foundation to build upon. I look forward to shaping the future growth and success of this fine company."

         Mr. Dunlap is well known for his success in turning around companies and improving shareholder value, having done so at eight companies throughout his career. His most recent success was the remarkable restructuring of Scott Paper Company where he increased shareholder value by $6.5 million in less than two years before it merged with Kimberly Clark last December.

         As a demonstration of his commitment to improving shareholder value at Sunbeam, Mr. Dunlap will invest $3 million of his own funds in Sunbeam stock. In addition, his compensation arrangement with the company is heavily stock-oriented.

         Mr. Dunlap is equally well known as a spokesman for shareholder rights and as an advocate of stock compensation for board directors. He is also the author of a new book to be published in September by Times Books, a division of Random House, called "Mean Business: How I Save Bad Companies and Make Good Companies Great."

         Sunbeam Corporation is a leading consumer products company that designs, manufactures and markets, nationally and internationally, a diverse portfolio of outdoor and household brand name products. The Company's Sunbeam(R) and Oster(R) brands have been household names for generations, both domestically and abroad, and the Company is a market leader in many of its product categories.


   Contact:      Pete Judice                      John DeSimone
                 Burson-Marsteller                Manager, Investor Relations
                 212-614-4506                     SUNBEAM CORPORATION
                                                  (954) 767-2100

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